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Exhibit 10.11

                       SECOND AMENDMENT AND LIMITED WAIVER

     SECOND AMENDMENT AND LIMITED WAIVER (this "AMENDMENT"), dated as of November 28, 2001, among FAIRPOINT COMMUNICATIONS SOLUTIONS CORP., a Delaware corporation (the "BORROWER"); the Credit Parties (other than the Parent) listed on the signature pages hereof, for purposes of Section D hereof only; the Parent, for purposes of Section E hereof only; the lenders party to the Credit Agreement referred to below (each, a "LENDER" and, collectively, the "LENDERS"); and FIRST UNION NATIONAL BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used as so defined.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of October 20, 1999, as amended and restated as of March 27, 2000, as further amended and restated as of November 9, 2000 and as amended by the First Amendment dated as of March 9, 2001 (as so amended and amended and restated, the "CREDIT AGREEMENT"); and

     WHEREAS, the Borrower desires to sell certain assets (the "NORTHWEST ASSETS"), including voice, data and Internet access services, relating to its business and operations as presently conducted in the states of Washington and Oregon to Advanced TelCom, Inc., for gross cash consideration in the amount of $3,866,000 (subject to adjustment on the terms set forth in the Northwest Asset Sale Agreement (as defined in Section A.1 of this Amendment)), pursuant to the terms of the Northwest Asset Sale Agreement; and

     WHEREAS, the Borrower has requested that Lenders waive, and Lenders have agreed to waive, subject to the terms and conditions set forth below, certain restrictions contained in Section 5.02(d) and 9.02 of the Credit Agreement with respect to the contemplated sale of the Northwest Assets; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein.

     NOW, THEREFORE, it is hereby agreed that;

A. AMENDMENTS TO CREDIT AGREEMENT

          1. Section 1 of the Credit Agreement is hereby amended by inserting therein the following new defined terms in appropriate alphabetical order:

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          "Northwest Asset Sale" shall mean the Asset Sale contemplated by the
     Northwest Asset Sale Agreement.

          "Northwest Asset Sale Agreement" shall mean that certain Asset Purchase Agreement dated as of October 19, 2001, by and between the Borrower and Advanced TelCom, Inc., as in effect on the Second Amendment Effective Date and as it may be amended, supplemented or otherwise modified by the Borrower and ATG in a manner not materially adverse to the Lenders or with the consent of the Required Lenders.

          "Northwest Asset Sale Proceeds Schedule" shall mean the schedule setting forth the Borrower's proposed uses for the proceeds from the Northwest Asset Sale, attached to the Second Amendment as Annex A.

          "Second Amendment" shall mean the Second Amendment and Limited Waiver to this Agreement dated as of November 28, 2001.

          "Second Amendment Effective Date" shall have the meaning assigned to that term in the Second Amendment.

          2. Section 2.03 of the Credit Agreement is hereby amended by inserting the following new subparagraph (d) immediately after subparagraph (c) thereof:

          "(d) Anything contained herein to the contrary notwithstanding,
     (i) from the Second Amendment Effective Date through and including December 31, 2001, the Borrower shall not be permitted to deliver any Notice of Borrowing (or telephonic notice in lieu thereof) to the Administrative Agent, or to borrow additional Revolving Loans, and no Lender shall be obligated to make additional Revolving Loans during such period, and (ii) after December 31, 2001, the Borrower shall not be permitted to deliver any Notice of Borrowing (or telephonic notice in lieu thereof) to the Administrative Agent, or to borrow additional Revolving Loans, and no Lender shall be obligated to make additional Revolving Loans during such period, without in each such case the prior consent of each Lender".

          3. Section 3.03 of the Credit Agreement is hereby amended by inserting the following new subparagraph (d) immediately after subparagraph (c) thereof:

          "(d) Anything contained herein to the contrary notwithstanding, (i) from and after the Second Amendment Effective Date through and including December 31, 2001, the Borrower shall not be permitted to deliver any Letter of Credit Request to the Administrative Agent or any proposed Issuing Lender, and no Lender shall be obligated to issue any Letter of Credit and (ii) after December 31, 2001, the Borrower shall not be permitted to deliver any Letter of Credit Request to the Administrative Agent or any proposed Issuing Lender, and no Lender shall be obligated to issue any Letter of Credit, without in each such case the prior consent of each Lender".

          4. Section 4.03(c) of the Credit Agreement is hereby amended by deleting it in its entirety therefrom and substituting therefor the following:

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          "(c) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, the Total Revolving Commitment shall be permanently reduced (i) on the Second Amendment Effective Date to $23,550,000 and (ii) from time to time in accordance with Section 5.02(h) (it being understood that the proceeds from the Northwest Asset Sale shall be used in accordance with the Northwest Asset Sale Proceeds Schedule)".

B. WAIVERS

          Effective as of the Second Amendment Effective Date (as defined below), the Lenders hereby waive (a) the restrictions imposed under Section 9.02 of the Amended Agreement to permit the sale of the Northwest Assets as contemplated pursuant to the Northwest Asset Sale Agreement and (b) the requirement imposed under Section 5.02(d) of the Amended Agreement to permit all or a portion of the Net Cash Proceeds of such sale of the Northwest Assets to be applied to purposes other than repayment of Loans, and hereby authorize and request the Collateral Agent to (X) deliver to the Borrower upon closing of such Asset Sale all applicable UCC-3 termination statements requested by the Borrower and (Y) release any Lien granted to or held by the Collateral Agent under the Security Documents to the extent that such Lien covers such Northwest Assets (which release shall be deemed to occur upon delivery of the aforementioned termination statements to the Borrower); PROVIDED that (i) such sale shall be solely for cash consideration in accordance with the terms of the Northwest Asset Sale Agreement and (ii) the Borrower hereby agrees that the Cash Proceeds of the Northwest Asset Sale, including Cash Proceeds the payment of which is deferred, shall be applied, at Borrower's election, either (1) to repay the Loans (and not reinvested) pursuant to Section 5.02(d) of the Amended Agreement or (2) to the payment of the contingent liabilities specified in, and in an aggregate amount not in excess of the total amount set forth in, the Northwest Asset Sale Proceeds Schedule.

C. LIMITATION OF WAIVERS

          The waivers and authorizations set forth above shall be limited precisely as written and shall in no event (1) amend or constitute a waiver of compliance by the Borrower with respect to (a) Section 5.02(d) or Section 9.02 of the Credit Agreement or the Amended Agreement (as the case may be) in any other instance, (b) any other term, provision or condition of the Credit Agreement or the Amended Agreement (as the case may be), (c) the other Credit Documents, or (d) any other instrument or agreement referred to therein, or (2) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the other Credit Documents, any other instrument or agreement referred to therein or under applicable law. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

D. ACKNOWLEDGMENT AND CONSENT

          1. The Security Documents and the Credit Documents to which the Borrower and other Credit Parties are party are herein referred to collectively as the "CREDIT SUPPORT

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DOCUMENTS". Each Credit Party (other than the Parent) which is party to this
Second Amendment (each a "CREDIT SUPPORT PARTY", and collectively, "CREDIT SUPPORT PARTIES") hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each such Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent set forth therein the payment and performance of all "Guaranteed Obligations" and "Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guaranteed Obligations" or "Obligations", as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT") and the Credit Documents. Each such Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Amendment, and (ii) nothing in the Amended Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Amended Agreement.

          2. No Agent nor any Lender has or shall have, by reason of this Amendment, the Credit Agreement or the other Credit Documents, a fiduciary relationship in respect of the Borrower, any other Credit Party or Credit Parties.

          3. Each Credit Support Party hereby confirms, reaffirms and acknowledges (i) that the Collateral Agent (for the benefit of the Secured Creditors (as defined in each of the Credit Support Documents)) has a fully perfected first Lien on, and security interest in, all right, title and interest of such Credit Support Party in the Collateral, subject to no other Liens (other than Permitted Liens) and (ii) the continuing validity and effectiveness of the Collateral Agent's and Secured Creditors' rights under the Credit Documents and applicable law.

          4. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by any Agent and the Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate any Agent or the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of any Agent or the Lenders to receive any indemnity or similar payment from, or exercise any rights granted by, any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Lenders to receive interest at an increased rate as a result of any Events of Default that may occur under the Credit Agreement, (iv) to obligate any Agent or the Lenders in any way to forbear from individually or collectively enforcing remedies under the Credit Agreement in any manner or (v) a commitment from or of any Agent or the Lenders to forbear or "stand still". Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of any Agent or the Lenders should be viewed as a limitation upon or waiver of

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the absolute right and privilege of any Agent or the Lenders in exercising rights and remedies that currently exist or may exist after the Second Amendment Effective Date.

E. ACKNOWLEDGMENT BY PARENT

          The Parent hereby acknowledges and agrees that the execution, delivery and effectiveness of this Amendment do not impair, limit or otherwise affect adversely to the Lenders the Parent's obligations under the Amended and Restated Preferred Stock Issuance and Capital Contribution Agreement.

F. MISCELLANEOUS PROVISIONS

          1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default under the Credit Agreement on the Second Amendment Effective Date (as defined below), in each case both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document, and no waiver or amendment contained herein shall be deemed to prejudice any right or remedy that any Agent or Lender may now have or may have in the future under or in connection with the Credit Agreement or any other agreement or instrument referred to therein. Each of the Agents and Lenders hereby expressly reserves all such rights and remedies.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when (i) the Borrower, the other Credit Parties and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have delivered to the Lenders a schedule (which shall be attached hereto as ANNEX A) in form and substance reasonably satisfactory to Required Lenders setting forth the Borrower's proposed uses for proceeds from the sale of the Northwest Assets.

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          6. The Borrower acknowledges that all reasonable out-of-pocket costs and expenses as described in Section 12.01 of the Credit Agreement incurred by the Agents (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          7. From and after the Second Amendment Effective Date, all references in the Amended Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Amended Agreement.

                  [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

CREDIT PARTIES:                    FAIRPOINT COMMUNICATIONS
                                   SOLUTIONS CORP.

                                   By:  /s/  Walter E. Leach, Jr.
                                      ---------------------------
                                      Name:  Walter E. Leach, Jr.
                                      Title: Senior Vice President & CFO

                                   FAIRPOINT COMMUNICATIONS
                                   SOLUTIONS CORP. - NEW YORK

                                   By:  /s/  Walter E. Leach, Jr.
                                      ---------------------------
                                      Name:  Walter E. Leach, Jr.
                                      Title: Senior Vice President & CFO

                                   FAIRPOINT COMMUNICATIONS
                                   SOLUTIONS CORP. - VIRGINIA

                                   By:  /s/  Walter E. Leach, Jr.
                                      ---------------------------
                                      Name:  Walter E. Leach, Jr.
                                      Title: Senior Vice President & CFO

                                   FAIRPOINT SOLUTIONS CAPITAL,
                                   LLC

                                   By:  /s/  Walter E. Leach, Jr.
                                      ---------------------------
                                      Name:  Walter E. Leach, Jr.
                                      Title: Senior Vice President & CFO

                                   FAIRPOINT COMMUNICATIONS, INC. (for
                                   purposes of Section E only)

                                   By:  /s/  Walter E. Leach, Jr.
                                      ---------------------------
                                      Name:  Walter E. Leach, Jr.
                                      Title: Senior Vice President & CFO

                                       S-1
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LENDERS:                           BANK OF AMERICA, N.A.

                                   By:  /s/ Pamela S. Kurtzman
                                      ------------------------
                                      Name:  Pamela S. Kurtzman
                                      Title:    Principal

                                   BANKERS TRUST COMPANY

                                   By:  /s/  Anca Trifan
                                      ------------------
                                      Name:  Anca Trifan
                                      Title:   Director

                                   FIRST UNION NATIONAL BANK

                                   By:  /s/ Franklin M. Wessinger
                                      ---------------------------
                                      Name:  Franklin M. Wessinger
                                      Title:    Sr. Vice President

                                   CITICORP USA, INC.

                                   By:  /s/  Michael C. Becker
                                      ------------------------
                                      Name:  Michael C. Becker
                                      Title:   Sr. Vice President

                                   DLJ CAPITAL FUNDING, INC.

                                   By:
                                      ------------------------------
                                      Name:
                                      Title:

                                   COBANK, ACB

                                   By:
                                      ------------------------------
                                      Name:
                                      Title:

                                       S-2
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                                   CIT GROUP/EQUIPMENT FINANCING, INC.

                                   By:
                                      ------------------------------
                                      Name:
                                      Title:

                                       S-3
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                                     ANNEX A

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